As filed with the Securities and Exchange Commission on July 9, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  April 30, 2015

Item 1. Report to Stockholders.

Balter Long/Short Equity Fund

Semi-Annual Report
April 30, 2015

Institutional Class
(BEQIX)

TABLE OF CONTENTS

Shareholder Letter	1

Performance Information	2

Allocation of Portfolio Holdings	4

Schedule of Investments	5

Statement of Assets and Liabilities	15

Statement of Operations	16

Statements of Changes in Net Assets	17

Financial Highlights	18

Notes to Financial Statements	19

Expense Example	26

Additional Information	28

Privacy Notice	29

Dear Shareholder,

The Balter Long/Short Equity Fund returned +2.80% for the six-month period ending April 30, 2015 compared to relevant benchmarks +4.65% for the Russell 2000 Index, +4.40% for the S&P 500 Index, and +1.93% for the Morningstar Long/Short Equity Category Average.  During this period the long portfolio contributed +5.46% and the short portfolio detracted -1.38% on a gross basis.  The portfolio averaged 72.7% long and -27.6% short, resulting in average net exposure of 45.1% and average gross exposure of 100.3%.  At month end there were a total of 265 positions in the portfolio with 138 on the long side and 127 on the short side.

Healthcare was the best performing sector during the period, returning +1.96% on a gross basis.  Auspex Pharmaceuticals (ASPX) was the best performing name within the sector, adding 0.71% to attribution.  The stock appreciated nearly 50% in March after Teva Pharmaceutical (TEVA) announced an agreement to buy Auspex for $3.2 billion, or $101 a share. Consumer Discretionary followed by Information Technology were the next best two performing sectors, adding +1.09% and +0.99% respectively.  Consumer Staples was the worst performing sector, costing the Fund -0.62% gross.  Losses within the sector came from both the long and the short side of the portfolio.

We’ve seen a better environment for stock picking so far in 2015 than we did the end of last year.   Year to date as of April 30, 2015, the Fund is outperforming all of its relevant benchmarks, while maintaining less than 50% exposure to the equity market.  The sideways trending market and normalized volatility have created an attractive backdrop for investing long and short in small-cap equities.  While we do not know what the rest of the year will bring, we feel confident that Fund should fare well if current market conditions persist.

We do not currently have plans to make any changes to the present portfolio composition and continue to target equal weights between the four sub-advisers.  We remain pleased with the current mix of sub-advisers that we have in place as each continues to take a distinctly different approach to investing in small-cap equities.  We continue to look for a fifth potential sub-adviser that can complement our existing group of managers but are in no rush to identify a manager just for the sake of adding them.  Our current sub-advisers complement each other extremely well and any addition would need to be equally compelling.  We remain committed to having no more than five sub-advisers in this portfolio and only engage with sub-advisers we believe to be high caliber hedge fund managers.

Sincerely,

Brad Balter, CFA	Jay Warner, CFA	Ben Deschaine, CAIA

CEO, Portfolio Manager	Portfolio Manager	Portfolio Manager

Must be preceded or accompanied by current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in the securities of small and medium sized companies. Small and medium company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Investing in foreign securities exposes investors to economic, political and market risks and fluctuations in foreign currencies. These risks are enhanced in emerging markets.

The Fund may use derivatives which may not perform as anticipated by the Sub-Advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Certain Sub-Advisers may be purchasing securities at the same time other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style. Absolute return strategies are not designed to outperform stocks and bonds during strong market rallies.

Past performance is not a guarantee of future results.

It is not possible to invest directly in an index.

Diversification does not guarantee a profit or protect from loss in a declining market.

The S&P 500 ® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and capital gains, and is a registered trademark of the Standard & Poor’s Corporation.

The Russell 2000 ® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The Morningstar Long/Short Equity Category Average represents an average of all the funds in the Morningstar Long/Short category.

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The Balter Long/Short Equity Fund is distributed by Quasar Distributors, LLC and Balter Liquid Alternatives LLC is the Investment Adviser.

Balter Long/Short Equity Fund

Performance Information
For the period ended April 30, 2015 (Unaudited)

	6 Month	9 Month	1 Year	Since Inception
Balter Long/Short Equity Fund - Institutional Class	2.80%	3.22%	4.37%	2.03% 1
Russell 2000 Index	4.65%	9.99%	9.71%	4.95% 2
S&P 500 Index	4.40%	9.66%	12.98%	11.72% 2

A $50,000 investment in the Balter Long/Short Equity Fund - Institutional Class

Performance data represents past performance; past performance does not guarantee future results. Performance data excludes the effect of applicable sales charges. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 854-7258, or visiting
www.balterliquidalts.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000®
Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

One cannot invest directly in an index.

1 Annualized. Commenced operations on December 31, 2013.
2 Annualized. Since inception return as of December 31, 2013.

Balter Long/Short Equity Fund
Allocation of Investments · April 30, 2015 (Unaudited)

Balter Long/Short Equity Fund
Allocation of Securities Sold Short and Swap Contracts · April 30, 2015 (Unaudited)

Balter Long/Short Equity Fund

SCHEDULE OF INVESTMENTS AT APRIL 30, 2015 (Unaudited)

Shares		Fair Value
COMMON STOCKS: 71.7%
Automobiles & Components: 0.7%
2,253	Motorcar Parts of America, Inc. * ^	$65,855
40,290	Yamaha Motor Co. Ltd. ^	955,285
		1,021,140
Banks: 0.2%
11,959	Citizens Financial Group, Inc.	311,532
Capital Goods: 1.2%
34,780	Aida Engineering Ltd.	398,485
17,481	Badger Daylighting Ltd. * ^	433,801
30,261	Orion Energy Systems, Inc. * ^	91,388
39,749	PowerSecure International, Inc. * ^	521,109
2,300	United Rentals, Inc. *	222,134
		1,666,917
Commercial & Professional Services: 0.6%
3,900	Clean Harbors, Inc. * ^	215,475
17,201	Franklin Covey Co. * ^	320,627
7,313	Waste Connections, Inc. ^	346,709
		882,811
Communication Equipment: 1.4%
494,980	COM DEV International Ltd. ^	2,026,690
Consumer Durables & Apparel: 0.5%
19,977	Unifi, Inc. * ^	704,988
Consumer Services: 1.0%
62,571	Good Times Restaurants, Inc. * ^	464,277
700	Melco Crown Entertainment, Ltd. - ADR	14,294
16,820	Unibet Group PLC ^	985,986
		1,464,557
Diversified Financials: 2.8%
6,397	Berkshire Hathaway, Inc. - Class B * ^	903,320
38,590	Hellenic Exchange - Athens Stock Exchange SA Holding	251,319
11,318	Moody's Corp.	1,216,911
12,963	Santander Consumer USA Holdings, Inc.	320,057
10,626	WisdomTree Investments, Inc.	202,319
31,340	Zenkoku Hosho Co. Ltd. ^	1,162,782
		4,056,708
Energy: 6.2%
106,717	Aegean Marine Petroleum Network, Inc. ^	1,622,098
114,377	Ardmore Shipping Corp.	1,375,955
99,625	Era Group, Inc. *	2,209,683
13,770	Golar LNG Partners LP	402,222
7,372	Gulfport Energy Corp. * ^	360,786
275,086	Mitcham Industries, Inc. * ^	1,347,921
46,180	Parex Resources, Inc. * ^	370,512
636,328	Xtreme Drilling & Coil Services Corp. * ^	1,102,300
		8,791,477

Balter Long/Short Equity Fund

SCHEDULE OF INVESTMENTS AT APRIL 30, 2015 (Unaudited) (continued)

Shares		Fair Value
Food, Beverage & Tobacco: 0.8%
29,010	Bakkafrost P/F ^	$681,936
34,200	Marine Harvest ASA ^	418,092
		1,100,028
Health Care Equipment & Services: 5.4%
2,796	AAC Holdings, Inc. * ^	96,909
3,301	ABIOMED, Inc. * ^	208,689
25,016	AtriCure, Inc. * ^	550,602
82,966	BioTelemetry, Inc. * ^	664,558
102,431	Bovie Medical Corp. * ^	314,463
16,535	Ensign Group, Inc. ^	696,289
29,144	Healthways, Inc. * ^	507,106
66,627	IRIDEX Corp. * ^	653,611
62,637	Masimo Corp. * ^	2,114,625
27,753	NxStage Medical, Inc. * ^	508,713
770	Sartorius Stedim Biotech	196,393
36,577	STAAR Surgical Co. * ^	323,706
43,717	Trinity Biotech PLC - ADR	733,134
7,310	Vocera Communications, Inc. * ^	83,261
		7,652,059
Materials: 1.5%
37,510	Ferro Corp. *	506,010
44,127	U.S. Concrete, Inc. * ^	1,601,810
		2,107,820
Media: 9.2%
7,972	Liberty Broadband Corp. - Class C * ^	432,561
80,593	Liberty Global PLC - Class C * ^	4,065,917
51,993	Liberty Media Corp. - Class C * ^	1,973,134
23,409	Lions Gate Entertainment Corp.	725,913
144,893	Media General, Inc. * ^	2,447,243
25,394	Nexstar Broadcasting Group, Inc. - Class A ^	1,484,533
250,793	Sirius XM Holdings, Inc. *	990,632
24,303	Starz - Class A *	955,837
		13,075,770
Pharmaceuticals, Biotechnology & Life Sciences: 6.1%
6,243	Alexion Pharmaceuticals, Inc. * ^	1,056,503
75,589	Amicus Therapeutics, Inc. * ^	760,425
9,093	BioSpecifics Technologies Corp. * ^	348,353
3,760	Bluebird Bio, Inc. * ^	500,794
51,250	Cancer Genetics, Inc. * ^	469,963
3,750	Cardio3 Biosciences SA *	216,724
1,510	Clovis Oncology, Inc. *	121,344
35,120	Enanta Pharmaceuticals, Inc. * ^	1,202,509
47,620	MiMedx Group, Inc. * ^	447,628
13,534	Myriad Genetics, Inc. * ^	447,028
1,260	Puma Biotechnology, Inc. *	227,531

Balter Long/Short Equity Fund

SCHEDULE OF INVESTMENTS AT APRIL 30, 2015 (Unaudited) (continued)

Shares		Fair Value
Pharmaceuticals, Biotechnology & Life Sciences: 6.1% (continued)
14,680	Taro Pharmaceutical Industries Ltd. * ^	$2,064,155
174,110	Zeltia SA * ^	808,391
		8,671,348
Retailing: 2.1%
22,101	American Eagle Outfitters, Inc. ^	351,627
34,898	Rent-A-Center, Inc. ^	1,032,981
5,002	Ryohin Keikaku Co. Ltd. ^	799,733
46,219	Sportsman's Warehouse Holdings, Inc. * ^	445,089
4,543	TripAdvisor, Inc. * ^	365,666
		2,995,096
Semiconductors & Semiconductor Equipment: 6.3%
38,728	Brooks Automation, Inc. ^	416,713
41,595	Exar Corp. * ^	410,543
70,267	Ferrotec Corp. ^	413,716
69,363	FormFactor, Inc. * ^	552,823
58,697	Integrated Device Technology, Inc. *	1,067,698
37,160	LMS Co. Ltd.	578,892
11,178	Microchip Technology, Inc. ^	532,688
73,668	Pixelworks, Inc. * ^	342,556
1,200	Qorvo, Inc. *	79,092
62,980	Silicon Motion Technology Corp. - ADR ^	1,845,944
4,450	Skyworks Solutions, Inc. ^	410,513
19,220	SunEdison Semiconductor Ltd. * ^	429,183
14,932	Synaptics, Inc. *	1,265,039
65,121	Xcerra Corp. * ^	640,139
		8,985,539
Software & Services: 14.1%
52,715	Actua Corp. * ^	762,786
200,381	Allot Communications Ltd. * ^	1,777,379
66,127	Callidus Software, Inc. * ^	816,668
26,547	CANCOM SE ^	1,107,976
41,801	Constant Contact, Inc. * ^	1,456,765
42,536	Criteo SA - ADR * ^	1,763,543
29,044	Ebix, Inc. ^	792,611
61,028	Glu Mobile, Inc. * ^	412,549
549,156	Information Services Group, Inc. ^	2,158,183
158,435	Lionbridge Technologies, Inc. * ^	879,314
2,953	LogMeIn, Inc. * ^	189,524
14,916	MasterCard, Inc. - Class A ^	1,345,572
29,704	Mattersight Corp. * ^	203,175
254,558	Monitise PLC *	54,221
18,843	Perficient, Inc. * ^	388,731
7,768	Proofpoint, Inc. * ^	419,317
39,592	Rubicon Project, Inc. * ^	691,672
29,870	SMS Co. Ltd.	364,744

Balter Long/Short Equity Fund

SCHEDULE OF INVESTMENTS AT APRIL 30, 2015 (Unaudited) (continued)

Shares		Fair Value
Software & Services: 14.1% (continued)
7,699	SPS Commerce, Inc. * ^	$502,437
70,096	TiVo, Inc. * ^	774,561
15,343	VASCO Data Security International, Inc. * ^	390,019
23,676	Visa, Inc. - Class A ^	1,563,800
58,872	Workiva, Inc. *	851,878
2,993	Xing AG	497,215
		20,164,640
Technology Hardware & Equipment: 7.1%
23,086	Apple, Inc. ^	2,889,213
27,058	Avid Technology, Inc. * ^	438,069
17,830	CalAmp Corp. * ^	351,429
30,085	Newport Corp. * ^	573,721
131,650	Numerex Corp. - Class A * ^	1,446,834
34,129	OSI Systems, Inc. * ^	2,293,810
102,043	Procera Networks, Inc. *	1,174,515
5,016	Rogers Corp. *	364,713
75,946	ShoreTel, Inc. * ^	528,584
		10,060,888
Telecommunication Services: 1.0%
89,365	inContact, Inc. * ^	924,928
17,155	ORBCOMM, Inc. * ^	103,273
12,228	T-Mobile US, Inc. *	416,241
		1,444,442
Transportation: 3.2%
6,561	AMERCO ^	2,112,904
15,484	American Airlines Group, Inc.	747,645
11,413	Delta Air Lines, Inc.	509,476
9,620	Japan Airlines Co. Ltd. ^	322,278
12,298	United Continental Holdings, Inc. *	734,683
3,208	Virgin America, Inc. *	92,198
		4,519,184
Utilities: 0.3%
10,000	TerraForm Power, Inc. - Class A ^	395,300
TOTAL COMMON STOCKS
(Cost $92,720,191)		$102,098,934

INVESTMENT COMPANIES: 0.3%
634	India Fund, Inc.	$16,186
16,499	iPATH S&P 500 VIX Short-Term Futures ETN *	359,843
TOTAL INVESTMENT COMPANIES
(Cost $373,231)		$376,029

Balter Long/Short Equity Fund

SCHEDULE OF INVESTMENTS AT APRIL 30, 2015 (Unaudited) (continued)

Shares		Fair Value
RIGHTS: 0.0%
7,442	Furiex Pharmaceuticals, Inc. * (1)	$72,708
TOTAL RIGHTS
(Cost $0)		$72,708

SHORT-TERM INVESTMENTS: 24.8%
Money Market Funds: 24.8%
35,321,161	Fidelity Institutional Money Market Funds - Government Portfolio, 0.01% **	$35,321,161
TOTAL SHORT-TERM INVESTMENTS
(Cost $35,321,161)		$35,321,161

TOTAL INVESTMENTS IN SECURITIES: 96.8%
(Cost $128,414,583)		$137,868,832
Other Assets in Excess of Liabilities: 3.2%		4,529,128
TOTAL NET ASSETS: 100.0%		$142,397,960

Percentages are stated as a percent of net assets.
*	Non-income producing security.
**	The rate quoted is the annualized seven-day effective yield as of April 30, 2015.
^	All or a portion of the shares have been committed as collateral for securities sold short.
(1)	Level 3 security. See Note 2 for more information.
ADR	American Depositary Receipt
ETN	Exchange Traded Note
PLC	Public Limited Company

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Balter Long/Short Equity Fund

SCHEDULE OF SECURITIES SOLD SHORT* AT APRIL 30, 2015 (Unaudited)

Shares		Fair Value
COMMON STOCKS: 23.6%
Automobiles & Components: 1.4%
20,386	Dorman Products, Inc.	$954,677
12,171	Motorcar Parts of America, Inc.	355,758
1,760	Tesla Motors, Inc.	397,848
3,793	Thor Industries, Inc.	228,225
		1,936,508
Banks: 0.5%
14,720	Canadian Western Bank	382,732
6,545	Home Capital Group, Inc.	258,328
		641,060
Capital Goods: 4.3%
24,853	Advanced Drainage Systems, Inc.	695,884
8,855	AMETEK, Inc.	464,179
13,127	Chart Industries, Inc.	532,300
9,259	DXP Enterprises, Inc.	417,118
17,056	Dynamic Materials Corp.	228,380
1,783	Esterline Technologies Corp.	198,430
4,030	GEA Group AG	195,371
19,530	Kubota Corp.	306,935
22,026	NN, Inc.	554,174
734,900	Noble Group Ltd.	480,417
27,104	NOW, Inc.	647,786
2,828	PACCAR, Inc.	184,810
5,587	Standex International Corp.	451,821
2,300	United Rentals, Inc.	222,134
9,367	Veritiv Corp.	372,244
9,457	Vicor Corp.	144,219
		6,096,202
Commercial & Professional Services: 0.4%
5,348	Nielsen NV	240,339
2,023	Stericycle, Inc.	269,929
		510,268
Consumer Durables & Apparel: 0.7%
12,910	iRobot Corp.	418,542
1,626	Polaris Industries, Inc.	222,697
2,356	Ralph Lauren Corp.	314,314
		955,553
Consumer Services: 2.1%
10,870	500.com Ltd. - ADR	194,682
8,597	Apollo Global Management LLC - Class A	196,527
6,140	Ascent Capital Group, Inc. - Class A	245,846
1,498	Buffalo Wild Wings, Inc.	238,631
8,196	La Quinta Holdings, Inc.	197,360
4,520	McDonald's Corp.	436,406

Balter Long/Short Equity Fund

SCHEDULE OF SECURITIES SOLD SHORT* AT APRIL 30, 2015 (Unaudited) (continued)

Shares		Fair Value
Consumer Services: 2.1% (continued)
35,100	McDonald's Holding Co. Japan Ltd.	$762,852
700	Melco Crown Entertainment, Ltd. - ADR	14,294
28,253	Peak Resorts, Inc.	189,013
24,944	Potbelly Corp.	374,409
4,714	Restaurant Brands International, Inc.	192,237
		3,042,257
Energy: 2.3%
4,520	Bristow Group, Inc.	280,827
92,826	CanElson Drilling, Inc.	353,916
4,590	CARBO Ceramics, Inc.	203,016
8,280	Hornbeck Offshore Services, Inc.	189,198
7,140	Matador Resources Co.	197,921
18,265	Mullen Group Ltd.	316,704
108,649	Pulse Seismic, Inc.	247,646
31,254	RPC, Inc.	497,251
3,042	SEACOR Holdings, Inc.	221,032
20,797	U.S. Silica Holdings, Inc.	776,768
		3,284,279
Food & Staples Retailing: 0.6%
45,113	Fairway Group Holdings Corp.	239,550
7,500	METRO AG	272,474
15,130	Woolworths Ltd.	352,969
		864,993
Food, Beverage & Tobacco: 0.4%
5,662	The Hain Celestial Group, Inc.	341,079
885	Ingredion, Inc.	70,269
2,350	Remy Cointreau SA	177,294
		588,642
Health Care Equipment & Services: 2.4%
12,540	AAC Holdings, Inc.	434,636
2,255	athenahealth, Inc.	276,598
10,447	Bio-Reference Laboratories, Inc.	346,005
2,711	Cantel Medical Corp.	121,426
3,322	Chemed Corp.	382,860
3,863	Computer Programs & Systems, Inc.	202,151
15,490	Getinge AB - Class B	377,707
16,690	GN Store Nord A/S	360,690
6,145	Halyard Health, Inc.	297,910
2,486	IPC Healthcare, Inc.	121,615
7,669	Neogen Corp.	341,577
3,388	Providence Service Corp.	144,058
		3,407,233

Balter Long/Short Equity Fund

SCHEDULE OF SECURITIES SOLD SHORT* AT APRIL 30, 2015 (Unaudited) (continued)

Shares		Fair Value
Household & Personal Products: 0.3%
24,350	Avon Products, Inc.	$198,940
4,955	Nu Skin Enterprises, Inc. - Class A	280,205
		479,145
Materials: 0.9%
9,980	Greif, Inc. - Class A	406,785
14,164	Hi-Crush Partners LP	499,989
1,661	KMG Chemicals, Inc.	48,634
13,460	NV Bekaert SA	393,029
		1,348,437
Pharmaceuticals, Biotechnology & Life Sciences: 1.6%
3,510	Endo International PLC	295,068
627	Galenica AG	589,398
3,727	ICON PLC	239,795
9,626	Orexo AB	114,357
8,690	OvaScience, Inc.	215,034
3,722	PAREXEL International Corp.	236,626
10,090	Sangamo BioSciences, Inc.	124,813
4,053	Synageva BioPharma Corp.	372,714
730	Valeant Pharmaceuticals International, Inc.	158,359
		2,346,164
Retailing: 1.7%
34,739	Ascena Retail Group, Inc.	520,738
13,700	Best Buy Co., Inc.	474,705
21,422	Gordmans Stores, Inc.	155,952
21,686	Tile Shop Holdings, Inc.	281,268
2,439	Tractor Supply Co.	209,900
44,826	Tuesday Morning Corp.	709,147
		2,351,710
Semiconductors & Semiconductor Equipment: 0.4%
1,887	ASML Holding NV - NYRS	201,985
35,465	JA Solar Holdings Co. Ltd. - ADR	355,359
1,200	Qorvo, Inc.	79,092
		636,436
Software & Services: 1.9%
2,765	Citrix Systems, Inc.	185,697
8,851	Cvent, Inc.	237,915
3,600	Gemalto NV	335,912
7,014	Imperva, Inc.	319,979
3,190	International Business Machines Corp.	546,415
11,449	SciQuest, Inc.	175,971
8,410	Symantec Corp.	209,619
6,160	Teradata Corp.	270,978
9,990	TrueCar, Inc.	154,046
812	Ultimate Software Group, Inc.	134,971
2,000	Zillow Group, Inc. - Class A	195,280
		2,766,783

Balter Long/Short Equity Fund

SCHEDULE OF SECURITIES SOLD SHORT* AT APRIL 30, 2015 (Unaudited) (continued)

Shares		Fair Value
Technology Hardware & Equipment: 1.1%
7,214	MTS Systems Corp.	$509,164
20,280	NCR Corp.	556,483
7,077	Sierra Wireless, Inc.	248,686
9,633	Trimble Navigation Ltd.	244,967
		1,559,300
Telecommunication Services: 0.1%
5,848	Straight Path Communications, Inc. - Class B	122,223
Transportation: 0.5%
1,884	JB Hunt Transport Services, Inc.	164,285
2,003	Knight Transportation, Inc.	57,887
2,982	Ryder System, Inc.	284,363
2,300	United Continental Holdings, Inc.	137,402
		643,937
TOTAL COMMON STOCKS
(Proceeds $33,810,419)		$33,581,130

INVESTMENT COMPANIES: 2.9%
890	Direxion Daily Junior Gold Miners Index Bear 3X Shares	$7,325
4,020	Direxion Daily Semiconductors Bear 3x Shares	48,923
1,897	Direxion Daily Small Cap Bull 3X Shares	156,901
3,063	iPATH S&P 500 VIX Short-Term Futures ETN	66,804
24,483	iShares MSCI Australia ETF	570,943
4,100	iShares MSCI Turkey ETF	192,290
7,900	iShares PHLX Semiconductor ETF	733,199
3,300	iShares Russell 2000 ETF	399,828
11,572	iShares Russell 2000 Growth ETF	1,701,663
3,740	ProShares Ultra VIX Short-Term Futures ETF	40,467
2,800	ProShares UltraPro Short Russell 2000	78,232
14,750	VelocityShares 3x Inverse Natural Gas ETN	100,447
32,140	VelocityShares Daily 2x VIX Short-Term ETN	39,211
TOTAL INVESTMENT COMPANIES
(Proceeds $4,435,117)		$4,136,233

Total Securities Sold Short (Proceeds $38,245,536): 26.5%		$37,717,363

Percentages are stated as a percent of net assets.
*	All securities sold short are non-income producing.
ADR	American Depositary Receipt
ETF	Exchange Traded Funds
ETN	Exchange Traded Note
NYRS	New York Registry Shares
PLC	Public Limited Company

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SWAP CONTRACTS AT APRIL 30, 2015 (Unaudited)
						Unrealized
		Number of	Notional	Interest Rate	Termination	Appreciation/
Counterparty	Security	Contracts	Amount	Received/(Paid)	Date	(Depreciation)
LONG TOTAL RETURN SWAP CONTRACTS
Goldman Sachs International	Aerospace Industrial Development Corp.	159,000	$230,770	0.834%	3/26/2025	$46,591
Goldman Sachs International	Eclat Textile Company Ltd.	63,080	848,591	0.834%	5/8/2024	206,870
Goldman Sachs International	Eicher Motors Ltd.	1,360	325,287	1.084%	4/3/2025	(35,262)
Goldman Sachs International	Hermes Microvision, Inc.	11,000	779,403	0.834%	5/8/2024	311,636
Goldman Sachs International	King Slide Works Co. Ltd.	69,000	1,089,320	0.834%	5/10/2024	115,593
Goldman Sachs International	Page Industries Ltd.	2,180	468,643	1.084%	4/3/2025	32,749
Goldman Sachs International	Taiwan Paiho Ltd.	239,000	650,059	0.834%	2/5/2025	307,501
Goldman Sachs International	Vectura Group PLC	282,270	679,169	1.115%	4/16/2025	61,550
			$5,071,242			$1,047,228

SHORT TOTAL RETURN SWAP CONTRACTS
Goldman Sachs International	BTG PLC	25,500	$282,607	0.003%	4/28/2025	$10,269
Goldman Sachs International	Circassia Pharmaceuticals PLC	61,921	282,293	(0.547)%	4/3/2025	(15,815)
Goldman Sachs International	Metcash Ltd.	362,900	380,516	1.131%	4/28/2025	(56)
Goldman Sachs International	Slater & Gordon Ltd.	67,500	338,659	1.000%	5/1/2025	6,478
Goldman Sachs International	Tesco PLC	172,730	585,957	0.003%	4/25/2025	(47,171)
Goldman Sachs International	Weir Group PLC	17,905	516,699	0.003%	1/31/2025	(65,254)
Goldman Sachs International	Woolworths Ltd.	2,550	59,489	1.800%	4/28/2025	(3,940)
			$2,446,220			$(115,489)

The accompanying notes are an integral part of these financial statements.

Balter Long/Short Equity Fund
STATEMENT OF ASSETS AND LIABILITIES April 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at fair value: (cost of $128,414,583)	$137,868,832
Deposits at brokers	36,713,956
Cash	2,445,682
Foreign currency (cost $897,612)	911,828
Unrealized gain on swap contracts	1,099,237
Receivables:
Securities sold	12,607,504
Dividends and interest	49,669
Prepaid expenses	19,573
Other assets and receivables	146,421
Total assets	191,862,702

LIABILITIES:
Securities sold short (proceeds $38,245,536)	37,717,363
Unrealized loss on swap contracts	167,498
Payables:
Securities purchased	11,262,696
Advisory fees	224,998
Administration and accounting fees	14,457
Transfer agent fees and expenses	2,965
Accrued expenses and other payables	74,765
Total liabilities	49,464,742
NET ASSETS	142,397,960

NET ASSETS CONSIST OF:
Paid in capital	$136,317,464
Accumulated net investment loss	(1,677,824)
Accumulated net realized loss on investments	(3,158,604)
Net unrealized appreciation on:
Investments and foreign currency	9,457,012
Securities sold short	528,173
Swaps	931,739
NET ASSETS	$142,397,960

INSTITUTIONAL CLASS:
Net Assets	$142,397,960
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	13,871,382
Net asset value, offering price and redemption price per share	$10.27

The accompanying notes are an integral part of these financial statements.

Balter Long/Short Equity Fund
STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $8,231)	$300,461
Interest	1,813
Total investment income	302,274

EXPENSES:
Investment advisory fees	1,286,358
Administration and accounting fees	56,344
Transfer agent fees and expenses	13,137
Federal and state registration fees	16,217
Audit fees	10,777
Chief Compliance Officer fees	12,893
Legal fees	899
Reports to shareholders	1,849
Trustee fees and expenses	3,735
Custody fees	35,499
Other	10,675
Total expense before reimbursement from Advisor	1,448,383
Dividends and interest expense on short positions	512,842
Total expense before reimbursement from Advisor	1,961,225
Expense reimbursement from Advisor (Note 3)	(3,710)
Net expenses	1,957,515
Net investment loss	(1,655,241)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SECURITIES SOLD SHORT, SWAPS, WRITTEN OPTIONS, AND FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSLATION
Net realized gain (loss) on transactions from:
Investments	2,713,127
Securities sold short	(1,500,297)
Swaps	(135,214)
Written options	68,546
Foreign currency and foreign currency translation	(179,871)
Total net realized gain (loss) on transactions	966,291
Net change in unrealized gain (loss) on:
Investments	3,502,901
Securities sold short	(214,587)
Swaps	1,025,683
Written options	4,300
Foreign currency and foreign currency translation	98,799
Total net change in unrealized gain (loss)	4,417,096
Net realized and change in unrealized gain on investments, securities sold short, swap contracts, written options, and foreign currency and foreign currency translation	5,383,387
Net increase in net assets resulting from operations	$3,728,146

The accompanying notes are an integral part of these financial statements.

Balter Long/Short Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2015	Period Ended October 31, 2014*
	(Unaudited)
OPERATIONS:
Net investment loss	$(1,655,241)	$(2,277,898)
Net realized gain (loss) on investments, securities sold short, swaps, written options, and foreign currency and foreign currency translation	966,291	(4,326,771)
Net change in unrealized appreciation on investments, securities sold short, swaps, written options, and foreign currency and foreign currency translation	4,417,096	6,499,828
Net increase (decrease) in net assets resulting from operations	3,728,146	(104,841)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	12,723,923	127,477,856
Cost of shares redeemed	(1,215,376)	(211,748)
Net increase in net assets from capital share transactions	11,508,547	127,266,108

TOTAL INCREASE IN NET ASSETS	15,236,693	127,161,267

NET ASSETS:
Beginning of period	127,161,267	-
End of period	$142,397,960	$127,161,267
Accumulated net investment loss	$(1,677,824)	$(22,583)

CHANGES IN SHARES OUTSTANDING:
Shares sold	1,258,807	12,753,097
Shares redeemed	(119,331)	(21,191)
Net increase in shares outstanding	1,139,476	12,731,906

* Fund commenced operations on December 31, 2013.

The accompanying notes are an integral part of these financial statements.

Balter Long/Short Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Six Months		Period from
	Ended		December 31, 2013(1)
	April 30, 2015		through
	(Unaudited)		October 31, 2014

Net asset value, beginning of period	$9.99		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (2)	(0.13)		(0.21)
Net realized and unrealized gain on investments	0.41		0.20
Total from investment operations	0.28		(0.01)

LESS DISTRIBUTIONS:
From net investment income	-		-
From net realized gain	-		-
Total distributions	-		-
Net asset value, end of period	$10.27		$9.99

Total return	2.80%	(3)	-0.10%	(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$142,398.0		$127,161.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived (4)	2.97%	(6)	2.91%	(6)
After fees waived (4)	2.97%	(6)	2.88%	(6)

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived (5)	(2.51)%	(6)	(2.52)%	(6)
After fees waived (5)	(2.51)%	(6)	(2.49)%	(6)
Portfolio turnover rate	142%	(3)	248%	(3)

(1) Fund commenced operations on December 31, 2013.
(2) Calculated using the average shares outstanding method.
(3) Not annualized.
(4) The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratio excluding dividends and interest on short positions was 2.19% before fees waived and 2.19% after fees waived for the six month period ended April 30, 2015, and
2.22% before fees waived and 2.19% after fees waived for the period ended October 31, 2014.
(5) The net investment income ratios include dividends and interest on short positions.
(6) Annualized.

The accompanying notes are an integral part of these financial statements.

Balter Long/Short Equity Fund

NOTES TO FINANCIAL STATEMENTS – April 30, 2015 (Unaudited)

                                                                    _

NOTE 1 - ORGANIZATION

The Balter Long/Short Equity Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Fund has two classes of shares:  Institutional and Retail, but currently only offers the Institutional Class.  The Fund commenced operations on December 31, 2013.

The Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3- Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Balter Long/Short Equity Fund

NOTES TO FINANCIAL STATEMENTS – April 30, 2015 (Unaudited)  (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2015. See the Schedule of Investments for industry breakouts.

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks^	$102,098,934	$-	$-	$102,098,934
Investment Companies	376,029	-	-	376,029
Rights	-	-	72,708	72,708
Short-Term Investments	35,321,161	-	-	35,321,161
Total Investments in Securities	$137,796,124	$-	$72,708	$137,868,832

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks^	$33,581,130	$-	$-	$33,581,130
Investment Companies	4,136,233	-	-	4,136,233
Total Securities Sold Short	$37,717,363	$-	$-	$37,717,363

Swap Contracts at Fair Value	Level 1	Level 2	Level 3	Total
Long Total Return Swap Contracts	$-	$1,047,228	$-	$1,047,228
Short Total Return Swap Contracts	-	(115,489)	-	(115,489)
Total Swap Contracts at Fair Value	$-	$931,739	$-	$931,739

^ See Schedule of Investments for industry breakouts.

It is the Fund’s policy to recognize transfers between levels at the end of the Fund’s reporting period.  There were no transfers made into or out of Level 1, 2, or 3 during the six month period ended April 30, 2015.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Investments in Securities at Fair Value
Balance as of October 31, 2014	$72,708
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Purchases	-
Sales	-
Transfer in and/or out of Level 3	-
Balance as of April 30, 2015	$72,708

Change in unrealized appreciation (depreciation) during the six month period ended for Level 3 investments held at April 30, 2015:	$-

The security (above) is classified as a Level 3 security due to a lack of market activity.  The security was acquired due to a corporate action consisting of a cash tender and a spinoff of a contingent value right.  The security is valued at the last traded price of $104.77 on July 10, 2014 less the cash tender received of $95.00 ($9.77).

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

Balter Long/Short Equity Fund

NOTES TO FINANCIAL STATEMENTS – April 30, 2015 (Unaudited)  (continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.  At October 31, 2014, the Fund had capital loss carry-forwards of $2,604,120.

As of April 30, 2015, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts. However, as of April 30, 2015, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Balter Long/Short Equity Fund*
Cost of investments	$123,139,314
Gross tax unrealized appreciation	11,716,616
Gross tax unrealized depreciation	(7,133,901)
Net tax unrealized appreciation (depreciation)	4,582,715
Undistributed ordinary income	-
Undistributed long-term capital gains	-
Total distributable earnings	-
Other accumulated gain (loss)	(2,230,365)
Total accumulated gain (loss)	$2,352,350

* Fund commenced operations on December 31, 2013.

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the timing differences related to wash sales.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Fund’s NAV per share.  The Fund charges a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

Balter Long/Short Equity Fund

NOTES TO FINANCIAL STATEMENTS – April 30, 2015 (Unaudited)  (continued)

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Total Return Swap Contracts.  The Fund may enter into total return swap agreements to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund.  A total return swap entered into by the Fund is a derivative contract that transfers the market risk of underlying assets. The notional amount of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange.  The total returns swaps are marked to market daily and any change is recorded in unrealized gain/loss on the Statement of Operations.  Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the Statements of Operations.  Total return swaps outstanding at period end are listed on the schedule of swap contracts.  See paragraph N. Derivatives for additional information regarding the Fund’s use of total return swaps.

I.
Short Positions. The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange.  In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between the market value of the securities sold short at the time they were sold short and the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.  For financial statement purposes, the amount equal to the settlement amount is initially included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities.

J.
Options Contracts.  The Fund may invest in option contracts to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund.   When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Purchased options are non-income producing securities.  At April 30, 2015, the Fund had 0.0% of net assets invested in purchased options.

When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written.  By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold.  When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security.

Balter Long/Short Equity Fund

NOTES TO FINANCIAL STATEMENTS – April 30, 2015 (Unaudited)  (continued)

The activity in written options during the six month period ended April 30, 2015, is as follows:

	Contracts	Premiums Received
Options outstanding, beginning of period	33	$2,218
Options written	1,220	106,447
Options exercised	(330)	(30,838)
Options expired	(856)	(72,896)
Options closed	(67)	(4,931)
Options outstanding, end of period	-	-

See See paragraph N. Derivatives for additional information regarding the Fund’s use of option contracts.

K.
Recent Issued Accounting Pronouncements. In June 2014, the Financial Accounting Standard Board (“FASB”) issued ASU No. 2014-11 "Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures." ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these disclosures will have on the Fund's financial statement disclosures.

L.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

M.
Money Market Investments.  The Fund invests a significant amount (24.8% of its net assets as of April 30, 2015) in the Fidelity Institutional Money Market Funds Government Portfolio-Class I (“FIGXX”).  FIGXX normally invests at least 80% of its assets in U.S. government securities and repurchase agreements for those securities, generally maintaining a dollar-weighted average maturity of 60 days or less and may potentially enter into reverse repurchase agreements.

N.
Derivatives.  The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the six month period ended April 30, 2015: 615 long option contracts were purchased and $217,451 in premiums were paid; 1,220 written option contracts were opened and $106,447 in premiums were received.  The average value of long options and written options held during the six month period ended April 30, 2015 were  $0 and $2,510, respectively.  Total return swap contracts were opened with a notional value of $6,706,297 and closed with a notional value of $3,202,648.  The average notional value of total return swap contracts held during the six month period ended April 30, 2015 was $5,246,342.

Balter Long/Short Equity Fund

NOTES TO FINANCIAL STATEMENTS – April 30, 2015 (Unaudited)  (continued)

Statement of Assets and Liabilities

Fair values of derivative instruments as of April 30, 2015:

	Asset Derivatives as of April 30, 2015		Liability Derivatives as of April 30, 2015
Equity Contracts	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Swap Contracts	Receivables	$1,099,237	Payables	$167,498
Total		$1,099,237		$167,498

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the six month period ended April 30, 2015:
Equity Contracts	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Purchased Options	Net realized gain (loss) and change in unrealized gain (loss) on investments	$6,129	$(16,607)
Written Options	Net realized gain (loss) and change in unrealized gain (loss) on written options	68,546	4,300
Swap Contracts	Net realized gain (loss) and change in unrealized gain (loss) on swaps	(135,214)	1,025,683

O.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. At an in-person meeting of the Board of Trustees held May 28-29, 2015, and at the recommendation of Balter Liquid Alternatives, LLC, the Board approved the reorganization of the Fund from a series of the Trust to a series (“New Fund”) of Northern Lights Fund Trust II (the “Reorganization”). The Reorganization will not result in any change in the way the Fund is managed or in its investment objective, policies and strategies. The Fund’s fees and expenses are not expected to increase as a result of the Reorganization. Balter Liquid Alternatives, LLC will continue as investment adviser for the New Fund. Midwood Capital Management LLC, Apis Capital Advisors, LLC, Millrace Asset Group, Inc. and Madison Street Partners, LLC each will continue to serve as the New Fund’s investment sub-advisers and the persons responsible for the day-to-day management of the Fund will not change. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Fund or its shareholders as a result of the Reorganization.  Shareholders should expect to receive a proxy statement with more information regarding the reorganization in June 2015 and a request for their vote.  The Shareholder meeting is scheduled to occur on or around July 17, 2015 with Reorganization scheduled to occur after the close of business on July 24, 2015.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Balter Liquid Alternatives, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.95% based upon the average daily net assets of the Fund.  For the six month period ended April 30, 2015, the Fund incurred $1,286,358 in advisory fees.

Balter Long/Short Equity Fund

NOTES TO FINANCIAL STATEMENTS – April 30, 2015 (Unaudited)  (continued)

Apis Capital Advisors, LLC, Madison Street Partners, LLC, Midwood Capital Management LLC and Millrace Asset Group, Inc. are the sub-advisors to the Fund. The sub-advisory fee, calculated as a percentage of the Fund’s average net assets, is paid by the Advisor.

The Advisor has contractually agreed to limit the Fund’s annual expenses to 2.19% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the six month period ended April 30, 2015, the Advisor waived $3,710 in fees from the Balter Long/Short Equity Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At April 30, 2015, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $28,662. The Advisor may recapture a portion of the above amount no later than the date as stated below:

Year of Expiration	Amount

October 31, 2017	$24,952

October 31, 2018	$ 3,710

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees’ review and approval.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund. Fees paid by the Fund for Administration and Chief Compliance Officer Services for the six month period ended April 30, 2015, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the six month period ended April 30, 2015, were as follows:
	Purchases at Cost	Sales or Maturity Proceeds
Balter Long /Short Equity Fund	$145,635,284	$134,897,975

There were no purchases or sales of long-term U.S. Government securities for the six month period ended April 30, 2015.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

The Fund did not make distributions to shareholders during the six month period ended April 30, 2015.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. The maximum amount available was $12,000,000. Advances are not collateralized by a first lien against the Fund’s assets. During the six month period ended April 30, 2015, the Fund did not utilize its line of credit facility.

Balter Long/Short Equity Fund

EXPENSE EXAMPLE   For the Period Ended April 30, 2015 (Unaudited)

As a shareholder of the Balter Long/Short Equity Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2014 – April 30, 2015).

Actual Expenses

     The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days.  Individual Retirement Accounts ("IRA") will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6).  Then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Balter Long/Short Equity Fund

EXPENSE EXAMPLE   For the Period Ended April 30, 2015 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Balter Long/Short Equity Fund	November 1, 2014	April 30, 2015	During the Period*
Actual **	$1,000.00	$1,028.00	$14.93
Hypothetical (5% annual return before expenses) ***	$1,000.00	$1,010.07	$14.80

*
The actual expenses are equal to the Fund’s annualized expense ratio of 2.97%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent six-month period.  The hypothetical expenses are equal to the Fund’s annualized expense ratio of 2.97%, multiplied by 181/365 to reflect the most recent six-month period.

**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $11.01 and the Fund’s annualized expense ratio would be 2.19%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $10.94 and the Fund’s annualized expense ratio would be 2.19%.

Balter Long/Short Equity Fund

ADDITIONAL INFORMATION (Unaudited)

Information About Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (855) 854-7258 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free (855) 854-7258 or by accessing the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (855) 854-7258.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Fund posts its portfolio holdings on its website at www.balterliquidalts.com within 60 business days after calendar quarter end.

Householding

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more account are from the same family.  If you would like to discontinue householding for your accounts, please call toll-free (414) 765-5316 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

Information About the Fund’s Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling   (855) 854-7258.  Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.balterliquidalts.com.

Balter Long/Short Equity Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Balter Liquid Alternatives, LLC
125 High Street, Oliver Street Tower, Suite 802
Boston, MA 02110

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(855) 681-5261

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

Fund Information
	Symbol	CUSIP
Balter Long/Short Equity Fund – Institutional Class	BEQIX	74316J367

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Professionally Managed Portfolios

By (Signature and Title)	/s/ Elaine E. Richards
Elaine E. Richards, President

Date	July 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Elaine E. Richards
Elaine E. Richards, President

Date	July 7, 2015

By (Signature and Title)	/s/ Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date	July 1, 2015

* Print the name and title of each signing officer under his or her signature.